                                                                     EXHIBIT 3.1

[FLAG]  Industry Canada     Industrie Canada

Certificate                         Certificat
Of Amendment                        De Modification


Canada Business                     Loi Canadienne sur
Corporations Act                    les societes par actions


--------------------------------------------------------------------------------

CREO PRODUCTS INC.                                       193890-8


-----------------------------------      ---------------------------------------
Name of corportion-Denomination de       Corporation number-Numero de la societe
la societe

I hereby certify that the articles       Je certifie que les statuts de la
of the above-named corporation           societe susmentionnee ont ete modifies:
were amended


a) under section 13 of the Canada         a) en vertu de l'article 13 de la Loi
Business Corporations Act in         [_] canadienne sur les societes par
accordance with the attached notice;     actions, conformement a l'avis
                                         ci-joint;

b) under section 27 of the Canada    [_] b) en vertu de l'article 27 de la Loi
Business Corporations Act as set         canadienne sur les societes par
out in the attached articles of          actions, tel qu'il est indique dans les
amendment designating a series           clauses modificatrices ci-jointes
of shares;                               designant une serie d'actions;

c) under section 179 of the Canada   [X] c) en vertu de l'article 179 de la Loi
Business Corporations Act as set         canadienne sur les societes par
out in the attached articles of          actions, tel qu'il est indique dans les
amendment;                               clauses modificatrices ci-jointes;

d) under section 191 of the Canada   [_] d) en vertu de l'article 191 de la Loi
Business Corporations Act as set         canadienne sur les societes par
out in the attached articles of          actions, tel qu'il est indique dans les
reorganization;                          clauses de reorganisation ci-jointes;


     /s/ SIGNATURE                      May 7, 1999 / le 7 mai 1999

     Director- Directeur             Date of Amendment- Date de modification
--------------------------------------------------------------------------------

                                                                       FORM 4                    FORMULE 4
    Canada Business          Loi Regissant les societes         ARTICLES OF AMENDMENT      CLAUSES MODIFICATRICES
    Corporations Act         par actions de regime federal       (SECTIONS 27 AND 177)      (ARTICLES 27 OU 177)
--------------------------------------------------------------------------------------------------------------------------
  1 - Name of Corporation - Denomination de la societe                 2 - Corporation No. - No de la societe

  CREO PRODUCTS INC.                                                   193890-8
--------------------------------------------------------------------------------------------------------------------------
3 - The articles of the above-named corporation are amended as         Les statuts de la societe mentionnea ci-desses sont
    follows:                                                           modifies de la facon suivante:


"RESOLVED, as a special resolution, that the Articles of the Corporation be amended by subdividing all of the 14,036,091 issued and outstanding common shares without par value on a 2 for 1 basis into 28,072,182 common shares without par value."


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Date                   Signature                    Title - Titre

  May 6, 1999            /s/ SIGNATURE                Director/Officer
                         -------------------------
--------------------------------------------------------------------------------
                                                      FOR DEPARTMENT USE ONLY
                                                      A L'USAGE DU MINISTERE
                                                      SEULEMENT
                                                      Filed - Deposee


                                                      MAY - 7 1999

[FLAG]  Industry Canada    Industrie Canada

Certificate                                                                     Certificat
of Amendment                                                                    de modification

Canada Business                                                                 Loi canadienne sur
Corporations Act                                                                les societes par actions

-------------------------------------------------------------------------------------------------------------------------------

  CREO PRODUCTS INC.                                                                  193890-8

  ______________________________________________                      __________________________________________
  Name of corporation-Denomination de la societe                      Corporation number-Numero de la societe

  I hereby certify that the articles of the above-                    Je certifie que les statuts de la societe
  named corporation were amended                                      susmentionnee ont ete modifies:

  (a)  under section 13 of the Canada Business             [_]        a)  en vertu de l'article 13 de la Loi
  Corporations Act in accordance with the attached                    canadienne sur les societes par actions,
  notice;                                                             conformement a l'avis ci-joint;

  (b)  under section 27 of the Canada Business             [_]        b)  en vertu de l'article 27 de la Loi
  Corporations Act as set out in the attached articles                canadienne sur les societes par actions, tel
  of amendment designating a series of shares;                        qu'il est indique dans les clauses
                                                                      modificatrices ci-jointes designant une serie
                                                                      d'actions;

  (c)  under section 179 of the Canada Business            [X]        c)  en vertu de l'article 179 de la Loi
  Corporations Act as set out in the attached articles                canadienne sur les societes par actions, tel
  of amendment;                                                       qu'il est indique dans les clauses
                                                                      modificatrices ci-jointes;

  (d)  under section 179 of the Canada Business            [_]        d)  en vertu de l'article 191 de la Loi
  Corporations Act as set out in the attached articles                canadienne sur les societes par actions, tel
  of reorganization.                                                  qu'il est indique dans les clauses de
                                                                      reorganisation ci-jointes.


   /s/ SIGNATURE
       -----------------------
                                                                February 19, 1996/le 19 fevrier 1996
       Director - Directeur                                       Date of Amendment - Date de modification

-------------------------------------------------------------------------------------------------------------------------------

                       CANADA BUSINESS CORPORATIONS ACT
                                    FORM 4

                             ARTICLES OF AMENDMENT
                              (SECTION 27 OR 177)


________________________________________________________________________________
1 - Name of Corporation                            2 - Corporation No.

    CREO PRODUCTS INC.                              193890-8

________________________________________________________________________________
3 - The articles of the above-named corporation are amended as follows:


RESOLVED AS A SPECIAL RESOLUTION THAT the Articles of Incorporation be amended as follows:

(a)  by amending section 4 thereof to read:

     Until such time as any of the securities of the Corporation are part of a distribution to the public within the meaning of section 2(7) of the Act no shares of the Corporation shall be transferred without approval of the board of directors.

(b) to increase the number of authorized directors from 7 to 9 as per the terms of the November 22nd amended Shareholders Agreement by amending section 5 thereof to read:

     "not less than 2 nor more than 9"

(c)  by deleting the following provisions of Schedule 1 thereto:

     "The number of shareholders is limited to fifty (50) not including persons who are in the employment of the Corporation and persons, who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after the termination of that employment to be shareholders of the Corporation, two or more persons holding one or more shares jointly being counted as a single shareholder.

     Any invitation to the public to subscribe for any shares or debentures of the Corporation is prohibited."


________________________________________________________________________________
Date              Signature                     Description of Office

January 31 1996   /s/ SIGNATURE                    CFO & Secretary

________________________________________________________________________________

                         [FLAG OF CANADA APPEARS HERE]



Certificate of Incorporation                          Cerfificat de constitution

Canada Business                                             Loi sur les societes
Corporations Act                                        commerciales canadiennes

--------------------------------------------------------------------------------




CREO PROUDUCTS INC.                          193890-8
----------------------------------------     ----------------------
Name of Corporation - Denomination de la     Number - Numero
                      sociate



I hereby certify that the above-        Je certifie par les presentes Que
mentioned Corporation, the Articles     la societe mentionnee ci-haut, dont
of Incorporation of which are           les status constitutifs sont joints,
attached, was incorporated under        a ete constituee en societe en vertu
the Canada Business Corporations        de la Loi sur les societes
Act.                                    commerciales canadiennes.




/s/ SIGNATURE                                                May 30, 1985
                                                             le 30 mai 1985

   Director - Directeur                    Date of incorporation - Date de
                                           constitution


--------------------------------------------------------------------------------

      Consumer and                  Consommation
      Corporate Affairs Canada      et Corporations Canada

      Corporations                  Corporations

      Phase II, 4/th/ floor         Phase II. 4/e/ etage
      Place du Portage              Place du Portage
      Ottawa-Hull K1 A 0C9          Ottawa-Hull K1A 0C9

                                                      Your file  Votre reference

                                                      Our file  Notre reference

RE/SUJET: Creo Products Inc.



Enclosed herewith, is the document      Vous trouverez ci-inclus le document
issued in the above matter.             emis dans l'affaire precitee.

A notice of issuance of CBCA            Un avis de !'emission de documents en
documents will be published in the      vertu de la L.S.C.C. sera publie dans
Canada Corporations Bulletin. A         le Bulletin des corporations
notice of issuance of CCA documents     canadiennes. Un avis d'emission de
will be published in the Canada         documents en vertu de la L.C.C. sera
Corporations Bulletin and the Canada    publie dans le Bulletin des
Gazette.                                corporations canadiennes et dans la
                                        Gazette du Canada.

IF A NAME OR CHANGE OF NAME IS          S'IL EST QUESTION D'UNE DENOMINATION
INVOLVED, THE FOLLOWING CAUTION         SOCIALE OU D'UN CHANGEMENT DE
SHOULD BE OBSERVED:                     DENOMINATION SOCIALE, L'AVERTISSEMENT
                                        SUIVANT DOIT ETRE RESPECTE:


  This name is available for use as a    Cette denomination sociale est
  corporate name subject to and          disponible en au-tant que les
  conditional upon the applicants        requerants assument toute
  assuming fuli responsibility for       respon-sabilite de risque de
  any risk of confusion with             confusion avec toutes denominations
  existing business names and trade      commerciales et toutes marques de
  marks (including those set out in      commerce existantes (y compris celles
  the relevant NUANS search              qui sont citees dans le(s) rapport(s)
  report(s)). Acceptance of such         de recherches de NUANS pertinent(s)).
  responsibility will comprise an        Cette acceptation de responsabilite
  obligation to change the name to a     comprend l'obligation de changer la
  dissimilar one in the event that       denomination de la societe en une
  representations are made and           denomination differente advenant le
  established that confusion is          cas ou des represen-tations sont
  likely to occur. The use of any        faites etablissant qu'il y a une
  name granted is subject to the         probabilite de confusion.
  laws of the jurisdiction where the     L'utilisation de tout nom octroye est
  company carries on business.           sujette a toute ici de la juridiction
                                         ou la societe exploite son entreprise.



                     For the Director, Corporations Branch
                 Pour le Directeur, Direction des corporations

               CANADA BUSINESS              LOI SUR LES SOCIETES
               CORPORATIONS ACT           COMMERCIALIES CANADIENNES
                   FORM 1                         FORMULE 1

          ARTICLES OF INCORPORATION          STATUTS CONSTITUTIFS
                 (SECTION 6)                      (ARTICLE 6)
--------------------------------------------------------------------------------
1 - Name of Corporation                    Denomination de la societe

         CREO PRODUCTS INC.

--------------------------------------------------------------------------------
2 - The place in Canada where the          Lieu au Canada ou doit etre situe
    registered office is to be situated    le siege social

         209-10151 No.3 Road,
         Richmond, B.C. V7A 4R6

--------------------------------------------------------------------------------
3 - The classes and any maximum number     Categories et tout nombre maximal
    of shares that the corporation         d'actions que la societe est
    authorized to issue                    autorisee a emettre


         THE CORPORATION IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF COMMON SHARES WITHOUT PAR VALUE, ALL SHARES TO BE OF
         ONE CLASS.

                                                          Certified a true copy

                                                            MAR 9 1994

                                                      /S/ SIGNATURE
                                                      -------------------------
                                                      Solicitor
--------------------------------------------------------------------------------
4 - Restrictions if any on share transfers Restrictions sur le transfert de actions s'il y a lieu

         NO SHARES OF THE CORPORATION SHALL BE TRANSFERRED
         WITHOUT APPROVAL OF THE BOARD OF DIRECTORS.

         Amended Feb 19/96

--------------------------------------------------------------------------------
5 - Number (or minimum and maximum         Nombre (ou nombre minimum et maximum)
    number) of directors                   d'administrateurs

         NOT LESS THAN 2 OR MORE THAN 7.
--------------------------------------------------------------------------------
6 - Restrictions if any on business the    Limites imposees quant aux activites
    corporation may carry on               commerciales que la societe peut
                                           exploiter, s'il y a lieu.


         N/A
--------------------------------------------------------------------------------
7 - Other provisions if any                Autres dispositions s'il y a lieu

         THE ANNEXED SCHEDULE I IS INCORPORATED IN THIS FORM.
         Amended Feb 19/96

--------------------------------------------------------------------------------

8 - Incorporators                         Fondateurs                        Signature
----------------------------------------------------------------------------------------------
        Names - Noms              Address (include postal code)             Signature
                                Adresse (inclure le code postal
----------------------------------------------------------------------------------------------
M. PHILLIP TONSTAD            103 - 2145 York Street, Vancouver,
                              B.C.                                  /s/ SIGNATURE
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
FOR DEPARTMENTAL USE ONLY    A L'USAGE DU MINNISTERE SEULEMENT
---------------------------------------------------------------------------------------------
Corporation No - No de la          193890-8  Filed - Deposee       Jun 5 1985
societe

                                  SCHEDULE 1

          The number of shareholders is limited to fifty (50) not including persons who are in the employment of the Corporation and persons, who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after the termination of that employment to be shareholders of the Corporation, two or more persons holding one or more shares jointly being counted as a single shareholder. [Deleted by February 19, 1996 Amendment]

          Any invitation to the public to subscribe for any shares or debentures of the Corporation is prohibited. [Deleted by February 19, 1996 Amendment]

          Without in any way limiting the powers conferred upon the Corporation and its directors by the Canada Business Corporations Act, the directors may, from time to time, in such amounts and on such terms as they deem expedient, charge, mortgage, hypothecate, pledge, or grant any form of security interest in, all or any of the currently owned or subsequently acquired property of the Corporation, real or personal, moveable or immoveable, including its undertaking, book debts, rights, powers and franchises, to secure any debt obligation or any money borrowed or other debt or liability of the Corporation.

          CANADA                                               NUMBER
PROVINCE OF BRITISH COLUMBIA

                                    [LOGO]


                          Province of British Columbia
                  Ministry of Consumer and Corporate Affairs
                            REGISTRAR OF COMPANIES

                                  COMPANY ACT

                                                       Certified a true copy

                                  Certificate                Mar 9, 1994


                                               /s/  SIGNATURE
                                               ---------------------------
                                               Solicitor

                             I HEREBY CERTIFY THAT

                              CREO PRODUCTS INC.

HAS THIS DAY BEEN REGISTERED AS AN EXTRA PROVINCIAL COMPANY
UNDER THE COMPANY ACT



                                    GIVEN UNDER MY HAND AND SEAL OF OFFICE

                                      AT VICTORIA, BRITISH COLUMBIA,
          [SEAL APPEARS HERE]
                                      THIS 25TH DAY OF NOVEMBER, 1985


                                    /S/  SIGNATURE
                                    ---------------------------
                                    M.A. JORRE DE ST JORRE
                                    REGISTRAR OF COMPANIES

                        [FLAG OF CANADA APPEARS HERE]
                                                        Certified a true copy

                                                          MAR 9 1994

                                                      /s/ SIGNATURE
                                                      -------------------------
                                                      Solicitor

Certificate of Incorporation                          Cerfificat De Constitution

Canada Business                                             Loi sur les societes
Corporations Act                                        commerciales canadiennes

--------------------------------------------------------------------------------




     CREO PRODUCTS INC.                                   193890-8
    -------------------------------------------------     ------------------
     Name of Corporation - Donomination de la societe       Number - Numero





     I hereby certify that the above-         Je certifie par les presentes que
     mentioned Corporation, the               la societe mentionee ci-haut,
     Articles of Incorporation of which       dont les statuts constituee en
     are attached, was incorporated           societe en vertu de la Loi sur les
     under the Canada Business                societes commerciales canadiennes.
     Corporations Act.




                                                      May 30, 1985
       /s/ SIGNATURE                                  le 30 mai 1985
       ---------------------------
        Director - Directeur       Date of Incorporation - Date de constitution

--------------------------------------------------------------------------------

                         CANADA BUSINESS                                                 LOI SUR LES SOCIETES
                        CORPORATIONS ACT                                              COMMERCIALIES CANADIENNES
                            FORM 1                                                           FORMULE 1

                   ARTICLES OF INCORPORATION                                            STATUTS CONSTITUTIFS
                         (SECTION 6)                                                         (ARTICLE 6)
------------------------------------------------------------------------------------------------------------------------------------
1 - Name of Corporation                                                         Denornination de la societe

         CREO PRODUCTS INC.

------------------------------------------------------------------------------------------------------------------------------------
2 - The place in Canada where the registered olfice is to be situated           Lieu au Canada ou doit etre situe le siege social
          209-10151 No.3 Road,
          Richmond, B.C. V7A 4R6

------------------------------------------------------------------------------------------------------------------------------------
3 - The classes and any maximum number of shares that the corporation           Categories et tout nombre maximal d'actions que
    is authorized to issue                                                      la societe est autorisee a emettre

          THE CORPORATION IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF COMMON SHARES WITHOUT PAR VALUE, ALL
          SHARES TO BE OF ONE CLASS.

                                                                                Certified a true copy
                                                                                Mar 9, 1994
                                                                                /s/ SIGNATURE
                                                                                -----------------------------------
                                                                                Solicitor
------------------------------------------------------------------------------------------------------------------------------------
4 - Restrictions if any on share transfers                                      Restrictions sur le transfert de actions s'il y a
                                                                                lieu

    NO SHARES OF THE CORPORATION SHALL BE TRANSFERRED WITHOUT APPROVAL OF THE BOARD OF DIRECTORS
    [Deleted by Amendment February 19, 1996]



------------------------------------------------------------------------------------------------------------------------------------
5 - Number (or minimum and maximum number) of directors                         Nombre (ou nombre minimum et maximum)
                                                                                d'administrateurs
          NOT LESS THAN 2 OR MORE THAN 7.
------------------------------------------------------------------------------------------------------------------------------------
6 - Restrictions if any on business the corporation may carry on                Limites imposees quant aux activites commerciales
                                                                                que la socie- te peut exploiter, s'il y a lieu.

          N/A

------------------------------------------------------------------------------------------------------------------------------------
7 - Other provisions if any                                                     Autres dispositions s'il y a lieu

    THE ANNEXED SCHEDULE I IS INCORPORATED IN THIS FORM.
    [Amended February 19, 1996]



------------------------------------------------------------------------------------------------------------------------------------
8 - Incorporators                                           Fondateurs
------------------------------------------------------------------------------------------------------------------------------------


       Names - Noms                      Address (include postal code)                           /s/ SIGNATURE
                                        Adresse (inclure le code postal
------------------------------------------------------------------------------------------------------------------------------------
M. PHILLIP TONSTAD              103 - 2145 York Street, Vancouver,                              /s/ M.P. Tonstad
                                B.C.
------------------------------------------------------------------------------------------------------------------------------------







FOR DEPARTMENTAL USE ONLY                                                       A L'USAGE DU MINNISTERE SEULEMENT
------------------------------------------------------------------------------------------------------------------------------------
Corporation No. - No de la      193890-8     Filed - Deposee                    Jun 5, 1995
Societe

                                  SCHEDULE 1

          The number of shareholders is limited to fifty (50) not including persons who are in the employment of the Corporation and persons, who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after the termination of that employment to be shareholders of the Corporation, two or more persons holding one or more shares jointly being counted as a single shareholder. [Deleted by Amendment February 19, 1996]

          Any invitation to the public to subscribe for any shares or debentures of the Corporation is prohibited. [Deleted by Amendment February 19, 1996]

          Without in any way limiting the powers conferred upon the Corporation and its directors by the Canada Business Corporations Act, the directors may, from time to time, in such amounts and on such terms as they deem expedient, charge, mortgage, hypothecate, pledge, or grant any form of security interest in, all or any of the currently owned or subsequently acquired property of the Corporation, real or personal, moveable or immoveable, including its undertaking, book debts, rights, powers and franchises, to secure any debt obligation or any money borrowed or other debt or liability of the Corporation.